SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[]      Preliminary Proxy Statement.
[] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[]      Definitive Proxy Statement.
[X]     Definitive Additional Materials.
[]      Soliciting Material Pursuant to sec. 240.14a-12.

     Pioneer Bond Fund                            Pioneer Real Estate Shares
     Pioneer Emerging Markets Fund                Pioneer Research Fund
     Pioneer Equity Income Fund                   Pioneer Select Growth Fund
     Pioneer Equity Opportunity Fund              Pioneer Select Value Fund
     Pioneer Europe Select Equity Fund            Pioneer Series Trust I
     Pioneer Fund                                 Pioneer Series Trust II
     Pioneer Fundamental Growth Fund              Pioneer Series Trust III
     Pioneer High Yield Fund                      Pioneer Series Trust IV
     Pioneer Ibbotson Allocation Series           Pioneer Series Trust V
     Pioneer Independence Fund                    Pioneer Series Trust VI
     Pioneer International Equity Fund            Pioneer Series Trust VII
     Pioneer International Value Fund             Pioneer Short Term Income Fund
     Pioneer Mid Cap Growth Fund                  Pioneer Small Cap Value Fund
     Pioneer Mid Cap Value Fund                   Pioneer Strategic Income Fund
     Pioneer Money Market Trust                   Pioneer Tax Free Income Fund
     Pioneer Protected Principal Trust            Pioneer Value Fund


               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to

               Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[]        Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]

IMPORTANT REMINDER: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.

Please see the enclosed shareholder meeting notice for a list of the proposals and for information on how to access or request proxy materials.

We encourage you to utilize one of the following options today to record your vote:

->   To vote by TouchTone telephone, call 1-866-241-6192.

->   To vote by Internet, log into www.proxy-direct.com/pioneer.
     You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.


     Remember, your vote counts. Please vote today.


If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21894-00-0408

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]


IMPORTANT NOTICE: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

->   To vote by TouchTone telephone, call 1-866-241-6192.

->   To vote by Internet, log into www.proxy-direct.com/pioneer.
     You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.


     Remember, your vote counts. Please vote today.


If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21895-00-0408

   80                                   [logo] PIONEER
   years                                       Investments(R)
[logo]


IMPORTANT REMINDER: PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008



We recently sent you proxy information relating to a special meeting of shareholders of the Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Your vote for this important meeting has not yet been received.


Please logon to www.proxyvote.com for information on how to access or request proxy materials.


We encourage you to utilize one of the following options today to record your vote:


->   To vote by TouchTone telephone, call 1-800-454-8683.

->   To vote by Internet, go to www.proxyvote.com.
     You will need your control number found on your voting instruction form to vote by Internet or TouchTone telephone.

-> To vote by mail, sign and date your voting instruction form(s) and return it/them in the enclosed postage-paid envelope.



     Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.









Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21897-00-0408